Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Brex Inc. Brex ABS LLC 12832 South Frontrunner Boulevard Draper, Utah 84020	16 March 2022

Re:	Brex Commercial Charge Card Master Trust (the “Issuing Entity”)

Series 2022-1 Asset-Backed Notes (the “Notes”)

Sample Accounts Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Brex Inc. (the “Sponsor”), Brex ABS LLC (the “Transferor”), Barclays Capital Inc. (“Barclays”) and Credit Suisse Securities (USA) LLC (“Credit Suisse,” together with the Sponsor, Transferor and Barclays, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information relating to a pool of corporate charge card accounts (the “Accounts” or “Issuing Entity Portfolio”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Transferor, provided us with:

a.

An electronic data file labeled “20220302_Brex_Tape_sent_to_EY.xlsx” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Sponsor, on behalf of the Transferor, indicated contains information relating to the Accounts as of 2 March 2022 (the “Information Date”),

b.

A servicing system extraction file labeled “Brex_150_Accounts_Sample_Tape_2022-03-09T2151.xlsx” and the corresponding record layout and decode information, as applicable (the “System Extraction File”), that the Sponsor, on behalf of the Transferor, indicated contains information relating to the Sample Accounts (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or observing certain information that is further described in Attachment A. The Transferor is responsible for the Subject Matter, Data File, System Extraction File, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the System Extraction File or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Transferor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Accounts, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Transferor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Accounts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Accounts,

iii.	Whether the originator(s) of the Accounts complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Accounts that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Transferor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

16 March 2022

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Transferor, we randomly selected a sample of 150 Accounts with a “Total Outstanding Balance” greater than zero, as shown on the Data File, from the Data File (the “Sample Accounts”). For the purpose of this procedure, the Sponsor, on behalf of the Transferor, did not inform us as to the basis for how they determined the number of Sample Accounts or the methodology they instructed us to use to select the Sample Accounts from the Data File.

2.

For each Sample Account, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on the System Extraction File, subject to the instruction(s) provided by the Sponsor, on behalf of the Transferor, described in the note(s) to Exhibit 1 to Attachment A. All such compared information was in agreement.

3.	For each Sample Account, we observed that the acceptance of terms and conditions value, as shown on the System Extraction File as “Has Info (Yes / No),” is “Yes.”

Exhibit 1 to Attachment A

Sample Characteristics

Sample Characteristic	Data File Field Name	Note(s)
Account number	ID	i.

State	State

Activation Date	Accounting Birth Date

Credit limit	Uw Limit

Underwriting cash balance	Underwriting Cash Balance

Delinquency status (days past due)	Oldest Due Statement Days Past Due

Industry	Industry

Card program	Card Program

Account name	Legal Name

Bankruptcy flag	Servicing Filed for Bankruptcy (Yes / No)

Notes:

i.	For identification purposes only.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instruction(s) provided by the Sponsor, on behalf of the Transferor, described in the note(s) above.